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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statements, File Nos. 333-68618, 333-88755, 333-37683, 333-66490, 333-59148, 333-31890, 333-95099, 333-74779,
333-51259, 333-48895, 333-36791, 333-36749, 333-22971, 333-11597 and 333-05575.

ARTHUR ANDERSEN LLP

Denver, Colorado,
February 27, 2002